MUNIYIELD
                                                                   QUALITY
                                                                   FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 2000

MUNIYIELD QUALITY FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                 MuniYield Quality Fund II, Inc., April 30, 2000

DEAR SHAREHOLDER

For the six months ended April 30, 2000, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.403 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.68%, based on a month-end per share net asset value of $12.09. Over the same period, the total investment return on the Fund's Common Stock was +1.89%, based on a change in per share net asset value from $12.31 to $12.09, and assuming reinvestment of $0.407 per share income dividends.

For the six-months ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.18%; Series B, 4.21%; and Series C, 3.79%.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

For the six months ended April 30, 2000, we focused on seeking to enhance the level of tax-exempt income to our Common Stock shareholders through the use of leveraging. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The fixed-income marketplace has been subject to above-average price volatility resulting from continuously strong economic growth and uncertainty surrounding the magnitude of future monetary tightening by the Federal Reserve Board. Our fully invested position subjected the Fund's net asset valuation to the volatility that accompanies such a drastic rise and fall in interest rates, although we were able to achieve a very competitive yield. During the period, our primary focus was on the purchase of bonds in the 15-year-20-year maturity range, with premium coupons. This strategy allowed us to invest in issues with an attractive yield and less interest rate risk.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

May 30, 2000


                                      2 & 3

                                 MuniYield Quality Fund II, Inc., April 30, 2000

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares Voted       Shares Withheld
                                                                                                For             From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn                             21,820,361            272,937
                                                Herbert I. London                          21,785,922            307,376
                                                Andre F. Perold                            21,787,496            305,802
                                                Roberta Cooper Ramo                        21,783,638            309,660
                                                Arthur Zeikel                              21,765,079            328,219

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Voted     Shares Voted
                                                                                          For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                   21,937,172        64,219           91,907
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares Voted       Shares Withheld
                                                                                                For             From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo and
   Arthur Zeikel as follows:
                                                Series A                                        1,468                  1
                                                Series B                                        1,113                  0
                                                Series C                                        1,825                 17

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Voted     Shares Voted
                                                                                          For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                Series A                                    1,469             0                0
                                                Series B                                    1,113             0                0
                                                Series C                                    1,808            17               17
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS     (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount   Issue                                                                           Value
====================================================================================================================================
Alabama--2.4%       AAA      Aaa    $10,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                                              due 2/01/2020 (c)                                                              $ 9,859
====================================================================================================================================
Alaska--0.6%        A-       A2       2,580   Alaska Industrial Development and Export Authority Revenue Bonds
                                              (Revolving Fund), AMT, Series A, 6.375% due 4/01/2008                            2,657
====================================================================================================================================
Arizona--0.5%       BBB+     Baa1     2,170   Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare
                                              West), Series A, 6.625% due 7/01/2020                                            2,124
====================================================================================================================================
California--6.9%    AAA      NR*      2,500   California Health Facilities Finance Authority Revenue Bonds
                                              (Kaiser Permanente), RITR, Series 26, 5.50% due 6/01/2022 (d)(h)                 2,272
                    ----------------------------------------------------------------------------------------------------------------
                    A+       Aa3     15,000   Los Angeles, California, Department of Water and Power, Electric Plant
                                              Revenue Refunding Bonds, 6% due 2/15/2028                                       15,019
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa     10,000   Los Angeles, California, Department of Water and Power, Waterworks
                                              Revenue Refunding Bonds, 4.25% due 10/15/2030 (c)                                7,498
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      NR*      5,000   Los Angeles County, California, Metropolitan Transportation Authority,
                                              Sales Tax Revenue Bonds, RITR, Series 30, 4.97% due 7/01/2023 (a)(h)             4,148
====================================================================================================================================
Connecticut--8.7%                             Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                              (Office/Education Center Facility):
                    NR*      NR*      1,075    7.50% due 2/01/2005                                                             1,102
                    NR*      NR*      1,100    7.75% due 2/01/2015                                                             1,161
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      6,160   Connecticut State Resource Recovery Authority, Resource Recovery Revenue
                                              Refunding Bonds (American Ref-Fuel Company), AMT, Series A, 5.375% due
                                              11/15/2012 (e)                                                                   6,009
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      9,695   Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                                              (Mid-Connecticut System), Series A, 5.50% due 11/15/2011 (e)                     9,806
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      5,500   Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                                              Infrastructure, Series A, 6% due 12/01/2018 (c)                                  5,647
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Baa3     8,500   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Refunding
                                              Bonds, Sub-Series B, 5.75% due 9/01/2027                                         7,583
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      5,260   University of Connecticut, GO, Series A, 5.75% due 3/01/2014 (c)                 5,422
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDB     Industrial Development Board
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                     4 & 5

                                 MuniYield Quality Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P     Moody's     Face
STATE                Ratings   Ratings     Amount  Issue                                                                      Value
====================================================================================================================================
Florida--2.0%          NR*       Aaa      $ 8,000  Orange County, Florida, School Board COP, RIB, Series 130, 5.25%
                                                   due 8/01/2023 (e)(h)                                                      $ 6,616
                       -------------------------------------------------------------------------------------------------------------
                       NR*       B1         2,080  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education
                                                   and Research Foundation Project), Series A, 7% due 9/01/2024                1,888
====================================================================================================================================
Georgia--4.2%          AAA       Aaa        7,850  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                                   due 1/01/2017 (c)                                                           7,978
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa       10,000  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                   Series Z, 5.50% due 1/01/2020 (e)                                           9,799
====================================================================================================================================
Idaho--0.1%            NR*       NR*          465  Idaho Student Loan Fund Marketing Association, Inc., Student Loan
                                                   Revenue Refunding Bonds, AMT, Sub-Series 1, 6.80% due 10/01/2006              471
====================================================================================================================================
Illinois--1.9%         AAA       Aaa        2,000  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                                   Power Company Project), Series B, 5.40% due 3/01/2028 (e)                   1,823
                       -------------------------------------------------------------------------------------------------------------
                       NR*       Aaa        6,000  Illinois Student Assistance Commission, Student Loan Revenue
                                                   Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                 6,210
====================================================================================================================================
Indiana--3.7%          AAA       NR*        2,675  Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                   Series A, 6.75% due 2/01/2017                                               2,878
                       -------------------------------------------------------------------------------------------------------------
                       AA        NR*        3,100  Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                   Refunding Bonds, Series D, 6.75% due 2/01/2020                              3,259
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa        9,230  Marion County, Indiana, Convention and Recreational Facilities
                                                   Authority, Excise Tax Revenue Refunding Bonds, Lease Rental,
                                                   Series A, 5.375% due 6/01/2013 (a)                                          9,055
                       -------------------------------------------------------------------------------------------------------------
                       A1+c      Aaa          100  Rockport, Indiana, PCR, Refunding (AEP Generating Company Project),
                                                   VRDN, Series B, 5.85% due 7/01/2025 (a)(i)                                    100
====================================================================================================================================
Kentucky--0.7%         NR*       NR*        3,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                   (TJ International Project), AMT, 7% due 6/01/2024                           3,053
====================================================================================================================================
Massachusetts--4.2%    BBB+      Baa2       2,000  Massachusetts Municipal Wholesale Electric Company, Power Supply
                                                   System Revenue Refunding Bonds, Series A, 6.75% due 7/01/2011               2,087
                       -------------------------------------------------------------------------------------------------------------
                       A+        Aa3        6,035  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 36,
                                                   6.60% due 12/01/2026                                                        6,092
                       -------------------------------------------------------------------------------------------------------------
                       A+        Aa3        5,455  Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
                                                   AMT, Series 40, 6.60% due 12/01/2024                                        5,560
                       -------------------------------------------------------------------------------------------------------------
                       AA+       Aaa        2,500  Massachusetts State Health and Educational Facilities Authority Revenue
                                                   Bonds (Daughters of Charity-Carney), Series D, 6.10% due 7/01/2006 (g)      2,626
                       -------------------------------------------------------------------------------------------------------------
                                                   Massachusetts State Health and Educational Facilities Authority, Revenue
                                                   Refunding Bonds (New England Memorial Hospital), Series B (f):
                       NR*       Ca         2,416    6% due 7/01/2008                                                            483
                       NR*       Ca         4,201    6.125% due 7/01/2013                                                        840
====================================================================================================================================
Michigan--2.8%         AA+       NR*        2,685  Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90%
                                                   due 12/01/2015 (j)                                                          2,724
                       -------------------------------------------------------------------------------------------------------------
                       NR*       Aaa        9,830  Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT,
                                                   Series 68, 5.265% due 12/01/2017 (e)(h)                                     8,776
====================================================================================================================================
Minnesota--0.4%        A1+       NR*        1,600  Beltrami County, Minnesota, Environmental Control Revenue Refunding
                                                   Bonds (Northwood Panelboard Co. Project), VRDN, 6.05% due 12/01/2021 (i)    1,600
====================================================================================================================================
Mississippi--2.9%      A         A2         6,000  Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                   (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022               6,464
                       -------------------------------------------------------------------------------------------------------------
                       BBB-      Ba1        6,600  Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                   (System Energy Resources Inc. Project), 5.875% due 4/01/2022                5,707
====================================================================================================================================
New Jersey--3.7%       AAA       Aaa        5,000  Cape May County, New Jersey, Industrial Pollution Control Financing
                                                   Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                   Project), Series B, 7% due 11/01/2029 (e)                                   5,410
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa       10,000  Salem County, New Jersey, Industrial Pollution Control Financing
                                                   Authority, Revenue Refunding Bonds (Public Service Electric and Gas
                                                   Company Project), Series B, 6.25% due 6/01/2031 (e)                        10,236
====================================================================================================================================
New Mexico--1.2%       BBB       A3         5,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project),
                                                   6.50% due 4/01/2013                                                         5,086
====================================================================================================================================
New York--17.8%                                    Long Island Power Authority, New York, Electric System Revenue Refunding
                                                   Bonds, Series A:
                       AAA       Aaa        5,000    5.125% due 12/01/2022 (d)                                                 4,428
                       AAA       Aaa       10,000    5.25% due 12/01/2026 (e)                                                  8,984
                       AAA       Aaa       12,400    5.50% due 12/01/2029 (e)                                                 11,546
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa        9,280  Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                   5.75% due 8/01/2022 (d)                                                     9,108
                       -------------------------------------------------------------------------------------------------------------
                       AAA       NR*        2,890  New York City, New York, GO, Refunding, Series I, 5.875% due 3/15/2018 (d)  2,911
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa        3,400  New York State Dormitory Authority Revenue Bonds (Saint John's University),
                                                   5.60% due 7/01/2016 (e)                                                     3,379
                       -------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority, Revenue Refunding Bonds:
                       AAA       Aaa        4,625    (City University), Series F, 5.50% due 7/01/2012 (c)                      4,637
                       BBB+      Baa1       5,000    (Mount Sinai Health), Series A, 6.50% due 7/01/2025                       4,915
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Baa1      10,505  New York State Thruway Authority, Service Contract Revenue Bonds
                                                   (Local Highway and Bridge), 5.625% due 4/01/2013 (e)                       10,620
                       -------------------------------------------------------------------------------------------------------------
                       A         Baa1      14,000  New York State Thruway Authority, Service Contract Revenue Refunding
                                                   Bonds (Local Highway and Bridge), 6% due 4/01/2012                         14,339
====================================================================================================================================
North Carolina--4.4%   A         A2        14,750  Martin County, North Carolina, Industrial Facilities and Pollution
                                                   Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                                   Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                            15,037
                       -------------------------------------------------------------------------------------------------------------
                       AAA       Aaa        3,825  Wilmington, North Carolina, COP, Series A, 5.30% due 6/01/2019 (e)          3,588
====================================================================================================================================
Ohio--4.4%             BBB       NR*       10,875  Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                                   Air Freight), Series A, 5.625% due 2/01/2018                                9,827
                       -------------------------------------------------------------------------------------------------------------
                       BBB+      Baa1      10,000  Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation Project),
                                                   AMT, 5.65% due 3/01/2033                                                    8,565
====================================================================================================================================
Oregon--2.5%           NR*       Baa2       9,500  Oregon State Economic Development Revenue Refunding Bonds (Georgia
                                                   Pacific Corp. Project), AMT, Series 183, 5.70% due 12/01/2025               8,313
                       -------------------------------------------------------------------------------------------------------------
                       BBB+      Baa1       2,000  Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects),
                                                   Series B, 5.20% due 6/01/2011                                               1,910
====================================================================================================================================


                                     6 & 7

                                 MuniYield Quality Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount  Issue                                                                         Value
====================================================================================================================================
Pennsylvania--3.2%      AAA     Aaa    $ 6,675  Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                Bonds, 6% due 1/01/2017 (d)                                                 $  6,867
                        ------------------------------------------------------------------------------------------------------------
                        AAA     Aaa      7,000  Southeastern Pennsylvania Transportation Authority, Special Revenue
                                                Bonds, 5.375% due 3/01/2017 (c)                                                6,741
====================================================================================================================================
Rhode Island--1.6%                              Rhode Island Depositors Economic Protection Corporation,
                                                Special Obligation Revenue Refunding Bonds, Series A (b):
                        A-      Baa1     1,120    5.75% due 8/01/2021                                                          1,109
                        A-      NR*      1,880    5.75% due 8/01/2021 (g)                                                      1,862
                        ------------------------------------------------------------------------------------------------------------
                        AAA     Aaa      4,010  Rhode Island State Health and Educational Building Corporation, Higher
                                                Education Facilities Revenue Bonds (University of Rhode Island),
                                                Series A, 5.70% due 9/15/2024 (e)                                              3,862
====================================================================================================================================
South Carolina--2.8%    A-      A2       5,765  Berkeley County, South Carolina, Pollution Control Facilities Revenue
                                                Refunding Bonds (South Carolina Electric and Gas Company), 6.50% due
                                                10/01/2014                                                                     6,025
                        ------------------------------------------------------------------------------------------------------------
                        A       A1       2,950  Fairfield County, South Carolina, PCR (South Carolina Electric and
                                                Gas Company), 6.50% due 9/01/2014                                              3,106
                        ------------------------------------------------------------------------------------------------------------
                        NR*     NR*      2,500  Spartanburg County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                Bonds (BMW Project), AMT, 7.55% due 11/01/2024                                 2,647
====================================================================================================================================
Tennessee--1.2%         BBB     Baa3     5,000  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                        5,156
====================================================================================================================================
Texas--12.9%            BBB-    Baa1    10,000  Dallas-Fort Worth, Texas, International Airport Facilities, Improvement
                                                Corporation Revenue Bonds (American Airlines Inc.), AMT, 6.375% due 5/01/2035  9,499
                        ------------------------------------------------------------------------------------------------------------
                        BBB     Baa1     4,200  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds (Champion
                                                International Corporation), AMT, 7.375% due 10/01/2025                         4,356
                        ------------------------------------------------------------------------------------------------------------
                        AAA     Aaa      8,950  Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                Revenue Refunding Bonds (Memorial Hermann Hospital System Project), 5.25%
                                                due 6/01/2027 (d)                                                              7,870
                        ------------------------------------------------------------------------------------------------------------
                        AAA     Aaa     14,455  Houston, Texas, Independent School District, GO, Refunding, 5.25% due
                                                8/15/2016                                                                     13,710
                        ------------------------------------------------------------------------------------------------------------
                        BB      Baa3     4,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                                AMT, 6.375% due 4/01/2027                                                      3,701
                        ------------------------------------------------------------------------------------------------------------
                        A1+c    VMIG1+   1,000  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities Electric
                                                Company Project), VRDN, Series A, 5.85% due 3/01/2026 (a)(i)                   1,000
                        ------------------------------------------------------------------------------------------------------------
                        NR*     Aa1     13,500  San Antonio, Texas, Electric and Gas Revenue Refunding Bonds, RIB,
                                                Series 77, 5.045% due 2/01/2016 (h)                                           12,030
                        ------------------------------------------------------------------------------------------------------------
                        BBB     Baa3     1,935  Tarrant County, Texas, Health Facilities Development Corporation, Hospital
                                                Revenue Refunding Bonds (Fort Worth), 7% due 5/15/2028                         1,813
====================================================================================================================================
Virginia--1.1%          BBB-    Baa3    26,500  Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                Senior-Series B, 5.875%** due 8/15/2024                                        4,696
====================================================================================================================================
                        Total Investments (Cost--$425,286)--98.8%                                                            415,285

                        Other Assets Less Liabilities--1.2%                                                                    5,241
                                                                                                                            --------
                        Net Assets--100.0%                                                                                  $420,526
                                                                                                                            ========
====================================================================================================================================

            (a)   AMBAC Insured.
            (b)   Escrowed to maturity.
            (c)   FGIC Insured.
            (d)   FSA Insured.
            (e)   MBIA Insured.
            (f)   Non-income producing security.
            (g)   Prerefunded.
            (h)   The interest rate is subject to change periodically and
                  inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
            (i)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
            (j)   FHA Insured.
            *     Not Rated.
            **    Represents a zero coupon bond; the interest rate shown
                  reflects the effective yield at the time of purchase by the
                  Fund.
            +     Highest short-term rating by Moody's Investors Service, Inc.

                  See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .......................................................         51.4%
AA/Aa .........................................................         10.6
A/A ...........................................................         13.2
BBB/Baa .......................................................         19.1
B/B ...........................................................          0.5
CC/Ca .........................................................          0.3
NR (Not Rated) ................................................          3.0
Other* ........................................................          0.7
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                     8 & 9

                                 MuniYield Quality Fund II, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                            As of April 30, 2000
===================================================================================================================================
Assets:                     Investments, at value (identified cost--$425,285,769) ................                    $ 415,284,672
                            Cash .................................................................                           39,549
                            Receivables:
                               Interest ..........................................................   $   7,323,899
                               Securities sold ...................................................       3,303,108       10,627,007
                                                                                                     -------------
                            Prepaid expenses and other assets ....................................                           72,245
                                                                                                                      -------------
                            Total assets .........................................................                      426,023,473
                                                                                                                      -------------
===================================================================================================================================
Liabilities:                Payables:
                               Securities purchased ..............................................       4,944,292
                               Dividends to shareholders .........................................         331,748
                               Investment adviser ................................................         163,336        5,439,376
                                                                                                     -------------
                            Accrued expenses and other liabilities ...............................                           58,355
                                                                                                                      -------------
                            Total liabilities ....................................................                        5,497,731
                                                                                                                      -------------
===================================================================================================================================
Net Assets:                 Net assets ...........................................................                    $ 420,525,742
                                                                                                                      =============
===================================================================================================================================
Capital:                    Capital Stock (200,000,000 shares authorized):
                               Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                               issued and outstanding at $25,000 per share liquidation preference)                    $ 150,000,000
                               Common Stock, par value $.10 per share (22,366,930 shares issued
                               and outstanding) ..................................................   $   2,236,693
                            Paid-in capital in excess of par .....................................     311,763,292
                            Undistributed investment income--net .................................       3,686,911
                            Accumulated realized capital losses on investments--net ..............     (25,080,858)
                            Accumulated distributions in excess of realized capital gains on
                             investments--net ....................................................     (12,079,199)
                            Unrealized depreciation on investments--net ..........................     (10,001,097)
                                                                                                     -------------
                            Total--Equivalent to $12.09 net asset value per share of Common Stock
                             (market price--$11.00) ..............................................                      270,525,742
                                                                                                                      -------------
                            Total capital ........................................................                    $ 420,525,742
                                                                                                                      =============
===================================================================================================================================

                          * Auction Market Preferred Stock.

                            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                            For the Six Months Ended April 30, 2000
===================================================================================================================================
Investment                  Interest and amortization of premium and discount earned .............                    $  12,750,684
Income:
===================================================================================================================================
Expenses:                   Investment advisory fees .............................................   $   1,049,700
                            Commission fees ......................................................         187,016
                            Transfer agent fees ..................................................          50,627
                            Professional fees ....................................................          49,248
                            Accounting services ..................................................          30,640
                            Listing fees .........................................................          19,049
                            Printing and shareholder reports .....................................          16,031
                            Custodian fees .......................................................          13,365
                            Directors' fees and expenses .........................................          12,984
                            Pricing fees .........................................................           5,387
                            Other ................................................................          18,740
                                                                                                     -------------
                            Total expenses .......................................................                        1,452,787
                                                                                                                      -------------
                            Investment income--net ...............................................                       11,297,897
                                                                                                                      -------------
===================================================================================================================================
Realized &                  Realized loss on investments--net ....................................                      (20,789,235)
Unrealized Gain (Loss)      Change in unrealized depreciation on investments--net ................                       16,866,690
On Investments -- Net:                                                                                                -------------
                            Net Increase in Net Assets Resulting from Operations .................                    $   7,375,352
                                                                                                                      =============
===================================================================================================================================

                            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six          For the
                                                                                                    Months Ended       Year Ended
                            Increase (Decrease) in Net Assets:                                     April 30, 2000     Oct. 31, 1999
===================================================================================================================================
Operations:                 Investment income--net ...............................................   $  11,297,897    $  23,189,221
                            Realized loss on investments--net ....................................     (20,789,235)      (9,987,837)
                            Change in unrealized appreciation/depreciation on investments--net ...      16,866,690      (49,375,676)
                                                                                                     -------------    -------------
                            Net increase (decrease) in net assets resulting from operations ......       7,375,352      (36,174,292)
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends &                 Investment income--net:
Distributions to               Common Stock ......................................................      (9,092,157)     (19,226,452)
Shareholders:                  Preferred Stock ...................................................      (3,038,740)      (4,115,440)
                            In excess of realized gain on investments--net:
                               Common Stock ......................................................              --      (10,757,359)
                               Preferred Stock ...................................................              --       (1,321,840)
                                                                                                     -------------    -------------
                            Net decrease in net assets resulting from dividends and distributions
                             to shareholders .....................................................     (12,130,897)     (35,421,091)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Stock               Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:                dividends and distributions .........................................              --        4,380,299
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:                 Total decrease in net assets .........................................      (4,755,545)     (67,215,084)
                            Beginning of period ..................................................     425,281,287      492,496,371
                                                                                                     -------------    -------------
                            End of period* .......................................................   $ 420,525,742    $ 425,281,287
                                                                                                     =============    =============
===================================================================================================================================
                            *Undistributed investment income--net ................................   $   3,686,911    $   4,519,911
                                                                                                     =============    =============
===================================================================================================================================

                            See Notes to Financial Statements.


                                    10 & 11

                                 MuniYield Quality Fund II, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

                                                                           For the Six
               The following per share data and ratios have been derived   Months Ended
               from information provided in the financial statements.        April 30,           For the Year Ended October 31,
                                                                                          -----------------------------------------
               Increase (Decrease) in Net Asset Value:                        2000          1999       1998       1997       1996
===================================================================================================================================
Per Share      Net asset value, beginning of period ..................      $  12.31      $  15.52   $  15.46   $  14.86   $  14.64
Operating                                                                   --------      --------   --------   --------   --------
Performance:   Investment income--net ................................           .51          1.04       1.10       1.15       1.16
               Realized and unrealized gain (loss) on investments--net          (.18)        (2.65)       .46        .64        .23
                                                                            --------      --------   --------   --------   --------
               Total from investment operations ......................           .33         (1.61)      1.56       1.79       1.39
                                                                            --------      --------   --------   --------   --------
               Less dividends and distributions to Common Stock
                shareholders:
                 Investment income--net ..............................          (.41)         (.86)      (.87)      (.91)      (.92)
                 Realized gain on investments--net ...................            --            --       (.34)      (.03)        --
                 In excess of realized gain on investments--net ......            --          (.49)        --         --         --
                                                                            --------      --------   --------   --------   --------
               Total dividends and distributions to Common Stock
                shareholders .........................................          (.41)        (1.35)     (1.21)      (.94)      (.92)
                                                                            --------      --------   --------   --------   --------
               Effect of Preferred Stock activity:
                 Dividends and distributions to Preferred Stock
                  shareholders:
                    Investment income--net ...........................          (.14)         (.19)      (.17)      (.24)      (.25)
                    Realized gain on investments--net ................            --            --       (.12)      (.01)        --
                    In excess of realized gain on investments--net ...            --          (.06)        --         --         --
                                                                            --------      --------   --------   --------   --------
               Total effect of Preferred Stock activity ..............          (.14)         (.25)      (.29)      (.25)      (.25)
                                                                            --------      --------   --------   --------   --------
               Net asset value, end of period ........................      $  12.09      $  12.31   $  15.52   $  15.46   $  14.86
                                                                            ========      ========   ========   ========   ========
               Market price per share, end of period .................      $  11.00      $  11.50   $15.1875   $ 14.375   $  13.50
                                                                            ========      ========   ========   ========   ========
===================================================================================================================================
Total          Based on market price per share .......................          (.77%)++    (16.70%)    14.51%     13.86%     14.50%
Investment                                                                  ========      ========   ========   ========   ========
Return:**      Based on net asset value per share ....................          1.89%++     (12.74%)     8.80%     11.24%      8.68%
                                                                            ========      ========   ========   ========   ========

===================================================================================================================================
Ratios Based   Total expenses*** .....................................          1.07%*         .99%       .95%       .95%       .98%
on Average                                                                  ========      ========   ========   ========   ========
Net Assets     Total investment income--net*** .......................          8.32%*        7.31%      7.21%      7.50%      7.88%
Of Common                                                                   ========      ========   ========   ========   ========
Stock:         Amount of dividends to Preferred Stock shareholders ...          2.24%*        1.30%      1.12%      1.55%      1.67%
                                                                            ========      ========   ========   ========   ========
              Investment income--net, to Common Stock shareholders ..          6.08%*        6.01%      6.09%      5.95%      6.21%
                                                                            ========      ========   ========   ========   ========
===================================================================================================================================
Ratios Based   Total expenses ........................................           .69%*         .67%       .66%       .66%       .67%
on Total                                                                    ========      ========   ========   ========   ========
Average Net    Total investment income--net ..........................          5.37%*        4.97%      4.98%      5.22%      5.36%
Assets:***+                                                                 ========      ========   ========   ========   ========
===================================================================================================================================
Ratios Based   Dividends to Preferred Stock shareholders .............          4.06%*        2.75%      2.53%      3.48%      3.61%
on Average                                                                  ========      ========   ========   ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental   Net assets, net of Preferred Stock, end of period
Data:           (in thousands) .......................................      $270,526      $275,281   $342,496   $341,230   $327,881
                                                                            ========      ========   ========   ========   ========
               Preferred Stock outstanding, end of period
                (in thousands) .......................................      $150,000      $150,000   $150,000   $150,000   $150,000
                                                                            ========      ========   ========   ========   ========
               Portfolio turnover ....................................         69.55%       164.45%    154.08%    201.87%     95.49%
                                                                            ========      ========   ========   ========   ========
===================================================================================================================================
Leverage:      Asset coverage per $1,000 .............................      $  2,804      $  2,835   $  3,283   $  3,275   $  3,186
                                                                            ========      ========   ========   ========   ========
===================================================================================================================================
Dividends Per  Series A--Investment income--net ......................      $    522      $    706   $    629   $    869   $    897
Share On                                                                    ========      ========   ========   ========   ========
Preferred      Series B--Investment income--net ......................      $    525      $    702   $    634   $    868   $    899
Stock                                                                       ========      ========   ========   ========   ========
Outstanding:   Series C--Investment income--net ......................      $    473      $    650   $    634   $    872   $    910
                                                                            ========      ========   ========   ========   ========
===================================================================================================================================

            *     Annualized.
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            ***   Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
            +     Includes Common and Preferred Stock average net assets.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon


                                    12 & 13

                                 MuniYield Quality Fund II, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $283,388,015 and $283,155,840, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses              Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(18,036,850)       $(10,001,097)
Financial futures contracts ............         (2,752,385)                 --
                                               ------------        ------------
Total ..................................       $(20,789,235)       $(10,001,097)
                                               ============        ============
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $10,001,097, of which $5,273,871 related to appreciated securities and $15,274,968 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $425,285,769.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 296,045 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.20%; Series B, 4.25%; and Series C, 4.25%.

Shares issued and outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $113,390 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $14,562,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066500 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16433--4/00

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